                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

          May 12, 2006
--------------------------------
(Date of earliest event reported)

                        GREATER ATLANTIC FINANCIAL CORP.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                                    --------
                 (State or other jurisdiction of incorporation)

       0-26467                                            54-1873112
------------------------                                  ----------
(Commission File Number)                                 (IRS Employer
                                                       Identification Number)


10700 Parkridge Boulevard, Suite P50 Reston, Virginia     20191
-----------------------------------------------------     -----
(Address of Principal Executive Offices)                  (Zip Code)


                                 (703) 391-1300
                                 --------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02       RESULTS OF OPERATIONS AND FINANCIAL CONDITION
                ---------------------------------------------

         On May 12, 2006, the registrant issued a press release announcing the registrant's earnings for the three months and six months ended March 31, 2006. The text of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS
                ---------------------------------

         Exhibit 99.1      Press Release dated May 12, 2006

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  GREATER ATLANTIC FINANCIAL CORP.


Date:   May 12, 2006              By: /s/ Carroll E. Amos
        ------------                  ------------------------------------------
                                      Carroll E. Amos, President and Chief
                                      Executive Officer

Date:    May 12, 2006             By: /s/ David E. Ritter
         ------------                 ------------------------------------------
                                      David E. Ritter, Senior Vice President and
                                      Chief Financial Officer